SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

KBW, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33138	13-4055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code – (212) 887-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

On November 5, 2012, KBW, Inc. (the “Company” or “KBW”) announced its entry into a definitive agreement with Stifel Financial Corp. (“Stifel”), providing for the acquisition of the Company by Stifel through the merger of the Company with a wholly-owned subsidiary of Stifel, with the Company surviving as a wholly-owned subsidiary of Stifel as of the effective time of the merger.  Immediately following the merger, the Company, as a wholly owned subsidiary of Stifel, will merge with and into another wholly-owned subsidiary of Stifel (“Succesor Sub”), with Successor Sub surviving as a wholly owned limited liability company subsidiary of Stifel.

The Company and Stifel issued a joint press release in connection with the announcement, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  In addition, the Company and Stifel provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the slides used in connection with the presentations is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits

(d)      Exhibits.

Exhibit Number	Description
99.1	Joint Press Release of the Company and Stifel dated November 5, 2012
99.2	Investor Presentation dated November 5, 2012

Cautionary Note Regarding Forward-Looking Statements

Statements in this filing that relate to the future plans, events, expectations, performance, objectives and the like of KBW, Inc. (“KBW”) and Stifel Financial Corp. (“Stifel”), may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.

The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory and other approvals; (3) the failure of the transaction to close for any other reason; (4) the possibility that the integration of KBW’s business and operations with those of Stifel may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to KBW’s or Stifel’s existing businesses; (5) the challenges of integrating and retaining key employees; (6) the effect of the announcement of the transaction on Stifel’s, KBW’s or the combined company’s respective business relationships, operating results and business generally; (7) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (8) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) the challenges of maintaining and increasing revenues on a combined company basis following the close of the merger; (10) diversion of management’s attention from ongoing business operations and opportunities; (11) general competitive, economic, political and market conditions and fluctuations; (12) actions taken or conditions imposed by the United States and foreign governments; (13) adverse outcomes of pending or threatened litigation or government investigations; (14) the impact of competition in the industries and in the specific markets in which Stifel and KBW, respectively, operate; and (15) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement/prospectus to be mailed to KBW’s shareholders and in Stifel’s and KBW’s respective filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in Stifel’s Form 10-K for the fiscal year ended December 31, 2011, and “Risk Factors” in KBW’s Form 10-K for the fiscal year ended December 31, 2011.  Readers are strongly urged to read the full cautionary statements contained in those materials.  We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Additional Information

In connection with the proposed merger, Stifel will be filing a registration statement on Form S-4 that will include a proxy statement of KBW that also constitutes a prospectus of Stifel and other relevant documents relating to the merger with the SEC.  Stifel and KBW shareholders are urged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Stifel, KBW and the proposed transaction.  The final proxy statement/prospectus will be mailed to shareholders of KBW.  Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Stifel and KBW, without charge, at the SEC’s website (www.sec.gov).  Free copies of Stifel’s SEC filings are also available on Stifel’s website (www.stifel.com), and free copies of KBW’s SEC filings are available on KBW’s website (www.kbw.com).  Free copies of Stifel’s filings also may be obtained by directing a request to Stifel’s Investor Relations by phone to (314) 342-2000 or in writing to Stifel Financial Corp., Attention: Investor Relations, 501 North Broadway, St. Louis, Missouri 63102.  Free copies of KBW’s filings also may be obtained by directing a request to KBW’S Investor Relations by phone to 415-364-2500, in writing to KBW, Inc., Attn: Alan Oshiki, c/o King Worldwide Investor Relations, 48 Wall Street, 32nd Floor, New York, New York 10005, or by email to kbw.inv.relations@kbw.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Stifel, KBW and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of KBW with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction.   Information regarding Stifel’s directors and executive officers is also available in Stifel’s definitive proxy statement for its 2012 Annual Meeting of Shareholders filed with the SEC on April 20, 2012.  Information regarding KBW’s directors and executive officers is also available in KBW’s definitive proxy statement for its 2012 Annual Meeting of Shareholders filed with the SEC on April 27, 2012.  These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at KBW and Stifel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBW, INC.

Date: November 5, 2012	By:	/s/ Mitchell B. Kleinman
	Name:	Mitchell B. Kleinman
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Press Release of the Company and Stifel dated November 5, 2012
99.2	Investor Presentation dated November 5, 2012